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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 25, 2005

                              CROSSTEX ENERGY, L.P.
             (Exact name of registrant as specified in its charter)


              DELAWARE                  000-50067             16-1616605
  -------------------------------    ----------------     ------------------
  (State or Other Jurisdiction of    (Commission File      (I.R.S. Employer
   Incorporation or Organization)        Number)          Identification No.)

              2501 CEDAR SPRINGS, SUITE 600
                     DALLAS, TEXAS                              75201
          ----------------------------------------            ----------
          (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code: (214) 953-9500


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.

     On May 25, 2005, Crosstex Energy, L.P. (the "Registrant") issued a press release (the "Press Release") announcing plans to expand and extend the Crosstex LIG System. A copy of the Press Release is furnished as an exhibit to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits.

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of the Exchange Act.

      EXHIBIT
      NUMBER           DESCRIPTION
      -------          ---------------------------------
      99.1        --   Press release dated May 25, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CROSSTEX ENERGY, L.P.

                                        By: Crosstex Energy GP, L.P.,
                                             its General Partner

                                        By: Crosstex Energy GP, LLC,
                                             its General Partner

Date:  May 25, 2005                     By:   /s/ William W. Davis
                                            ---------------------------------
                                              William W. Davis
                                              Executive Vice President and
                                              Chief Financial Officer

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                                INDEX TO EXHIBITS

      EXHIBIT
      NUMBER           DESCRIPTION
      -------          ---------------------------------
      99.1        --   Press release dated May 25, 2005.

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